                                                                    Exhibit 99.2






                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------
                                                                                           DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                              FORM NO.   ATTACHED    ATTACHED
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                     MOR - 1A      x
-----------------------------------------------------------------------------------------------------------------
     Bank Reconciliations (or copies of Debtor's bank reconciliations)          MOR - 1B      x
-----------------------------------------------------------------------------------------------------------------
Statement of Operations                                                         MOR - 2
-----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                   MOR - 3
-----------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                    MOR - 4       x
-----------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                         x
-----------------------------------------------------------------------------------------------------------------
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                x
-----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                            MOR - 4       x
-----------------------------------------------------------------------------------------------------------------
    Listing of aged accounts payable                                                          x
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                       MOR - 5       x
-----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                            MOR - 5       x
-----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                         CEO
-------------------------------           ---------------------------------
Signature of Responsible Party            Title

    Mark E. Toney                         October 20, 2003
-------------------------------           ---------------------------------
Printed Name of Responsible Party         Date

PREPARER:
/s/ John P. Boyle                         Chief Accounting Officer
-------------------------------           ---------------------------------
Signature of Preparer                     Title
    John P. Boyle                         October 20, 2003
-------------------------------           ---------------------------------
Printed Name of Preparer                  Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                                                CURRENT MONTH          CUMULATIVE FILING TO DATE
                                                                -------------          -------------------------
                                                                   ACTUALS                      ACTUALS
                                                                -------------          -------------------------
----------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                                             419,982                   419,982
----------------------------------------------------------------------------------------------------------------

RECEIPTS:
Customer Payments                                                         -                         -
Trust Receipts                                                            -                         -
Trust Advances                                                            -                         -
Return of Servicer Fee                                                    -                         -
Payments by Affiliates on Debtor's Behalf                                 -                         -
DIP Facility Advances                                                     -                         -
                                                                ------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                            -                         -
----------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll                                                                   -                         -
Benefits                                                                  -                         -
Building Costs                                                            -                         -
Equipment Costs                                                           -                         -
Auto, Travel & Entertainment                                              -                         -
Outside Services                                                          -                         -
Sales & Use Taxes                                                         -                         -
DIP Facility Repayments                                                   -                         -
Other Expense                                                             -                         -

Professional Fees                                                         -                         -
U.S. Trustee Quarterly Fees                                               -                         -
                                                                ------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                       -                         -
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                                             -                         -
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                                   419,982                   419,982
----------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
(FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------------

TOTAL DISBURSEMENTS                                                                                 -
   Transfers to Debtor in Possession Accounts                                                       -
   Estate Disbursements Made By Outside Sources
   (i.e. from escrow accounts)                                                                      -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                     -
----------------------------------------------------------------------------------------------------------------

                                                                        MOR - 1A

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

BANK RECONCILIATIONS

                                                    ACCOUNTS               CURRENT MONTH
                                               -------------------        ---------------
                                               OPERATING     OTHER            ACTUALS
                                               -------------------        ---------------
-----------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                          419,982       -               419,982
-----------------------------------------------------------------------------------------

RECEIPTS:
Customer Payments                                      -       -                     -
Trust Receipts                                         -       -                     -
Trust Advances                                         -       -                     -
Return of Servicer Fee                                 -       -                     -
Payments by Affiliates on Debtor's Behalf              -                             -
DIP Facility Advances                                  -       -                     -
                                               ------------------------------------------

-----------------------------------------------------------------------------------------
TOTAL RECEIPTS                                         -       -                     -
-----------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll                                                -       -                     -
Benefits                                               -       -                     -
Building Costs                                         -       -                     -
Equipment Costs                                        -       -                     -
Auto, Travel & Entertainment                           -       -                     -
Outside Services                                       -       -                     -
Sales & Use Taxes                                      -       -                     -
DIP Facility Repayments                                -       -                     -
Other Expense                                          -       -                     -

Professional Fees                                      -       -                     -
U.S. Trustee Quarterly Fees                            -       -                     -
                                               ------------------------------------------

-----------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                    -       -                     -
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
NET CASH FLOW                                          -       -                     -
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
CASH END OF MONTH                                419,982       -               419,982
-----------------------------------------------------------------------------------------
BANK BALANCE                                     419,982       -               419,982
   Deposits in Transit                                 -       -                     -
   Outstanding Checks                                  -       -                     -
   Other                                               -       -                     -
ADJUSTED BANK BALANCE                            419,982       -               419,982
-----------------------------------------------------------------------------------------

                                                                        MOR - 1B

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 08/25/03 - 09/30/03

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

-----------------------------------------------------------------------------------------------
                                     Beginning         Amount                          Ending
                                        Tax          Withheld or        Amount           Tax
                                     Liability         Accrued           Paid         Liability
-----------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------
Withholding                             -                -                -               -
-----------------------------------------------------------------------------------------------
FICA-Employee                           -                -                -               -
-----------------------------------------------------------------------------------------------
FICA-Employer (a)                       -                -                -               -
-----------------------------------------------------------------------------------------------
Unemployment                            -                -                -               -
-----------------------------------------------------------------------------------------------
Income                                  -                -                -               -
-----------------------------------------------------------------------------------------------
Other                                   -                -                -               -
-----------------------------------------------------------------------------------------------
    Total Federal Taxes                 -                -                -               -
-----------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------
Withholding                             -                -                -               -
-----------------------------------------------------------------------------------------------
Sales (a)                               -                -                -               -
-----------------------------------------------------------------------------------------------
Excise                                  -                -                -               -
-----------------------------------------------------------------------------------------------
Unemployment                            -                -                -               -
-----------------------------------------------------------------------------------------------
Real Property                           -                -                -               -
-----------------------------------------------------------------------------------------------
Personal Property                       -                -                -               -
-----------------------------------------------------------------------------------------------
Florida Doc Stamp                       -                -                -               -
-----------------------------------------------------------------------------------------------
Franchise                               -                -                -               -
-----------------------------------------------------------------------------------------------
Other: Local Income Tax Withholding     -                -                -               -
-----------------------------------------------------------------------------------------------
    Total State and Local               -                -                -               -
-----------------------------------------------------------------------------------------------
TOTAL TAXES                             -                -                -               -
-----------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

-----------------------------------------------
ACCOUNTS PAYABLE AGING                   AMOUNT
-----------------------------------------------
Current                                    -
-----------------------------------------------
0 - 30 days                                -
-----------------------------------------------
31 - 60 days                               -
-----------------------------------------------
61 - 90 days                               -
-----------------------------------------------
91+ days                                   -
-----------------------------------------------
TOTAL ACCOUNTS PAYABLE                     -
-----------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.

                                                                           MOR-4

In re DVI, Inc.                                          Case No. 03-12656 (MFW)
                                           Reporting Period: 08/25/03 - 09/30/03

                            ACCOUNTS RECEIVABLE AGING

-----------------------------------------------       ------
ACCOUNTS RECEIVABLE AGING (a)                         AMOUNT
-----------------------------------------------       ------
0 days old                                              -
-----------------------------------------------       ------
1 - 30 days old                                         -
-----------------------------------------------       ------
31 - 60 days old                                        -
-----------------------------------------------       ------
61 - 90 days old                                        -
-----------------------------------------------       ------
91- 120 days old                                        -
-----------------------------------------------       ------
+ Over 121 days                                         -
-----------------------------------------------       ------
Total Accounts Receivable                               -
-----------------------------------------------       ------
Amount considered uncollectible (Bad Debt)              -
-----------------------------------------------       ------
Accounts Receivable (Net)                               -
-----------------------------------------------       ------

                              DEBTOR QUESTIONNAIRE

----------------------------------------------------------------    ---------------
MUST BE COMPLETED EACH MONTH                                        YES         NO
----------------------------------------------------------------    ---------------
1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?
   If yes, provide an explanation below.                                         X
-------------------------------------------------------------       ---------------
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting period?
   If yes, provide an explanation below.                                         X
-------------------------------------------------------------       ---------------
3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                              X
-------------------------------------------------------------       ---------------
4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?
   If no, provide an explanation below.                              X
----------------------------------------------------------------    ---------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period: 08/25/03 - 09/30/03

                                    DVI, INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

  October 17, 2003                             /s/ Larry Arnold
______________________                         _________________________________
       Date                                    Signature of Responsible Party
                                               Larry Arnold